THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio

Prospectus and Statement of Additional Information (SAI) dated May 1, 2009

Supplement dated December 2, 2009

Michael J. Collins joins Steven Kellner, Robert Tipp, David Bessey and Kay Willcox as a portfolio manager for the Diversified Bond Portfolio.

To reflect this change, the following changes will be incorporated into the Prospectus and SAI:

1.
 Mr. Collins’ appointment as a portfolio manager, the section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers-PSF Diversified Bond Portfolio” is hereby revised by including the following information pertaining to Mr. Collins:

Michael J. Collins, CFA, is Senior Investment Officer and Co-Portfolio Manager for Core Plus Fixed Income strategies at Prudential Fixed Income Management.  Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the high yield team on portfolio strategy and construction, a role he has held since 2001.  Previously, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors.  Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits.  Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit.  Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer.  He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University.  Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).  Mr. Collins is Treasurer for the Board of Trustees of the Center for Educational Advancement (CEA), a nonprofit organization with the mission of providing jobs and job training to people with disabilities.

2.
The section of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts & Fund Ownership” is hereby revised by including the following information pertaining to Mr. Collins in the table entitled “Portfolio Managers:  Information About Other Accounts:”

Portfolio Managers:  Information About Other Accounts
Portfolio Manager	Registered Investment Companies/Total Assets (‘000s)	Other Pooled Investment Vehicles/Total Assets (‘000s)	Other Accounts/Total Assets (‘000s)	Fund Ownership
Michael J. Collins, CFA	10/2,956,405	12/515,215 1/9,613	24/5,765,207	None

    Information in the table is provided as of October 31, 2009.

PSFSUP6